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GLOBAL MULTIMEDIA
TRUST INC.

SEMI-ANNUAL REPORT
JUNE 30, 2002

[GRAPHIC OMITTED]
[Graphic of The Gabelli Global Multimedia Trust Inc. Logo Omitted]

Our cover icon represents the underpinnings of Gabelli.
The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

INVESTMENT OBJECTIVE:

The Gabelli Global Multimedia Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective. The Trust seeks opportunities for long-term growth within the context of two main investment universes: companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, the Trust will invest in companies participating in emerging technological advances in interactive services and products.

                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

TO OUR SHAREHOLDERS,

      Ongoing uncertainty over the strength of the economic and corporate profit recovery, turmoil in the Middle East, renewed fear of terrorism at home, accounting scandals and revelations about conflicts of interest on Wall Street combined to undermine equities in the second quarter. At the close of the quarter, the Standard and Poor's ("S&P") 500 and Nasdaq Composite Indices were re-testing their post-9/11 intra-day lows of 944.75 and 1,387.06, respectively. The Gabelli Global Multimedia Trust (the "Trust") gave up considerable ground in the second quarter as telecommunications stocks continued to slide and cable television stocks were hit hard following Adelphia Communications' bankruptcy filing.

COMPARATIVE RESULTS

[PHOTO OMITTED]
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[Graphic of The Gabelli Global Multimedia Trust Inc. Logo Omitted]

--------------------------------------------------------------------------------

                                              AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 2002 (A)
                                              ------------------------------------------------
                                                            SINCE                                           YEAR
                                               QUARTER   INCEPTION (B)   5 YEAR       3 YEAR    1 YEAR     TO DATE
                                              --------   -------------   ------       ------    ------     --------
  Gabelli Global Multimedia Trust
     NAV Return (c) .......................   (21.31)%      10.58%        8.63%      (10.47)%  (33.55)%    (22.43)%
  Gabelli Global Multimedia Trust
     Investment Return (d) ................   (22.22)%       8.01%       10.32%      (11.42)%  (33.14)%    (22.31)%
  MSCI World Free Index ...................    (9.11)%       6.44%        0.37%       (8.43)%  (14.22)%     (8.12)%
  Nasdaq Composite Index ..................   (20.71)%       8.87%        0.29%      (18.33)%  (32.30)%    (24.98)%
  Lipper Global Fund Average ..............    (8.99)%       6.35%        1.48%       (5.00)%  (14.37)%     (8.24)%

  (a) Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. The Morgan Stanley World Free (MSCI) All Country (AC) World Free and Nasdaq Composite Indices are unmanaged indicators of stock market performance while the Lipper Average reflects the average performance of open-end mutual funds classified in this particular category. Dividends are considered reinvested except for the Nasdaq Composite Index. Performance for periods less than one year are not annualized.

  (b) From commencement of investment operations on November 15, 1994.

  (c) Total returns and average annual returns reflect changes in net asset value (NAV), reinvestment of distributions, and adjustments for rights offerings, and are net of expenses. Since inception return based on initial net asset value of $7.50.

  (d) Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange, reinvestment of distributions and adjustments for rights offerings. Since inception return based on initial offering price of $7.50.

--------------------------------------------------------------------------------
GLOBAL ALLOCATION

      The accompanying chart presents the Multimedia Trust's holdings by geographic region as of June 30, 2002. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Trust's future portfolio.

EQUITY MIX

      The Multimedia Trust's investment premise falls within the context of two main investment themes: 1) companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and 2) companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, this includes the broad scope of communications and commerce-related services such as basic voice, data and the Internet.

      The accompanying chart depicts the equity mix of the copyright/creativity and distribution companies in the Trust's portfolio as of June 30, 2002.

COMMENTARY

CABLE WOES

      Adelphia Communications' bankruptcy filing sent shock waves through the cable television industry. Even though Adelphia's failure was a classic case of egregious mismanagement and self-dealing by the controlling Rigas family, it spawned widespread selling across an industry group already plagued by investor concern over leverage and higher-than-normal capital expenditures to bring broadband services to subscribers. At the close of the second quarter, on the basis of multiples to cash flow, cable stocks were as cheap as they have been since the early 1990s when regulators had forced an industry wide 17% rollback in cable television fees.

      We think this spells opportunity with a capital O. Fundamentals in the cable television industry are just fine. Although subscriber growth has slowed as the industry has matured, cable television companies are still adding customers at a respectable pace. It is one of the few industries that still enjoys some pricing power. Although you may not have noticed, your cable provider has probably been bumping up prices by small increments over the last several years. The industry has spent a great deal of money upgrading systems for broadband services, but we are near the end of this major capital expenditure cycle. Thus far, sales of broadband services have been somewhat disappointing. However, we believe demand for these services will increase substantially over the next few years, producing significant incremental revenues and cash flow.

HOLDINGS BY GEOGRAPHIC REGION - 6/30/02

United States     75.3
Europe            10.1
Asia/Pacific Rim   6.8
Latin America      5.0
Canada             2.9

HOLDINGS BY CLASSIFICATION - 6/30/02

Distribution               59.0
Copyright/Creativity       41.0

      We may see cable television asset values marked down as Adelphia liquidates its systems. The AT&T Broadband/Comcast deal placed a value of about $4,500 on each subscriber. We may see Adelphia's cable properties sold at a substantial discount to that per subscriber value. However, these fire sale prices will not be an accurate reflection of economic values in the industry. We will get a better appraisal of cable values when we see mergers spawned by recent regulatory changes including new rules permitting broadcasters to own cable companies in the same market.

TELECOM: A SLOW AND PAINFUL SHAKEOUT

      The primary problem facing the telecommunications industry can be summed up in six words -- too much capacity, too many competitors. Clearly, the telecom industry (both wired and wireless) is begging for a massive shakeout. Unfortunately, bankruptcy laws are allowing the weak sisters to survive on life support systems and the healthier players are not yet willing to step up and buy assets even at today's depressed prices.

      That's the bad news. The good news is this cannot go on indefinitely. At some point, the plugs will be pulled on ailing telecom companies' respirators and supply/demand dynamics will start to improve. With the high probability of massive corporate customer defections along with the banks and financial markets refusing to supply any more capital, many smaller telecom companies will not be able to survive. Eventually this will be recognized as good news for AT&T and the Regional Bell Operating Companies pushing regulators to enter the long distance market.

LIGHT AT THE END OF THE TUNNEL

      Advertising-supported media companies (broadcasters, publishers, and to a lesser degree, cable television operators) have suffered as corporate ad budgets were cut in the weak economy. Ad budgets will be restored as the economic recovery unfolds. Recently, broadcasters' "up-front" ad sales have firmed considerably, implying corporate advertisers expect prices on the spot market to increase over the balance of the year. We think this foreshadows a broad-based rise in advertising spending and better days ahead for ad-supported media company profits. These stocks were hit hard in the second quarter, bringing valuations down to attractive levels. When the stock market stabilizes, we believe investors will recognize the excellent opportunities in this sector.

CORPORATE GOVERNANCE

      It has become fashionable for institutional investors to talk about corporate governance. Some are focusing on compensation, some are focusing on stock options. We want to share with you the following table labeled "The Magna Carta of Shareholder Rights," which we published in 1988. In it, we indicated what we believe as ombudsman for our shareholders -- we are not for management or against management, we are for shareholders. This is our long-standing tenet.

--------------------------------------------------------------------------------
655 Third Ave.                                           Gabelli & Company, Inc.
New York, N.Y. 10017                                                May 16, 1988

                                   MAGNA CARTA
                                       OF
                               SHAREHOLDER RIGHTS

There has been a great deal of dialogue among fund sponsors, especially among corporate sponsors, about the voting of proxies. The U.S. Department of Labor has focused on this as well. We thought it timely to share with you our thought process on the voting of proxies.

THE MAGNA CARTA (A) OF SHAREHOLDER RIGHTS
-----------------------------------------

As we have stated in the past, we are neither for nor against management. We are for shareholders.

As security analysts we are best informed (sic!) to make the decisions on matters that will affect the economic value of investments. We believe a Magna Carta of Shareholder Rights should exist. What do you as a professional in the investment business think?

We feel there are issues that affect corporate governance. The following list outlines our position on these issues:

                  WE ARE IN FAVOR OF:             WE WILL VOTE AGAINST:
                  -------------------             ---------------------
                  o Cumulative Voting             o Greenmail
                  o Golden Parachutes             o Poison Pills
                  o One Share: One Vote           o Supermajority Voting
                  o Cash Incentives               o Blank Check Preferreds
                  o Pre-emptive Rights            o Super-Dilutive Stock Options

This is our policy. We will make exceptions when we encounter management that demonstrates superior sensitivity to the needs of shareholders. What are you doing?

---------------
(a) The MAGNA CARTA (L.  great  charter) was signed in June 1215 at Runnymede on
the  Thames.   It  was  the  decisive  step  forward  in  the  establishment  of constitutional government in England.

Mario J. Gabelli, C.F.A.                       [COPYRIGHT] GAMCO Investors, Inc.
--------------------------------------------------------------------------------

      Where art thou now, White Knight? Today our focus is to suggest that we need to eliminate the poison pill. Why? We believe in an old maxim that "power corrupts and absolute power corrupts absolutely."

      The introduction of the poison pill weakened a discipline to management's errant activities -- a takeover by someone who could marshal and energize the assets better. The second part was that with all of us desiring to align management's interests with shareholders, we want to reframe that with this premise: Management's responsibility is to grow the intrinsic value of the enterprise as well as to make sure that the public price tracks that intrinsic value. Another basic premise of the free market system is that capital has to move to its highest returns. Lazy assets and lazy managements have to be energized. A takeover that attempts to narrow the spread acts as a powerful cleansing tool and a powerful catalyst to stimulate management.

      Poison pills are major deterrents that have to be eliminated. Our adviser and its affiliate, Gabelli Asset Management Company, are initiating actions to have companies remove their poison pills.

      We will again refocus our energies, as we have identified in our Magna Carta, on stock options. If companies want to issue them in lieu of cash, then account for them as an expense! We will also echo comments of other observers that the accounting for these options has to be reexamined, namely they should flow through the P&L (profit and loss statement) as opposed to just the balance sheet. Obviously, the issues with stock options will be resolved.

THE BEAUTY AND THE BEAST

      Many of the shares in our portfolio, which we view as princely, turned out to be beasts because they weren't capable of making love (i.e., nobody would make love to them).

      In other words, the consolidation we thought would occur in broadcasting, cable, wireless and telecom did not unfold. The culprit: constraints were not lifted as readily as we anticipated at the Federal Communications Commission ("FCC").

--------------------------------------------------------------------------------
FEDERAL COMMUNICATIONS COMMISSION DEEP SIXING THE BIG 6?

On September 17th, 2001, we published a report entitled REGULATORY CHANGE = CATALYST. In it, we laid out our bullish case for a sweeping near-term media and telecommunications regulatory overhaul, led by FCC Chairman Michael Powell (See
Exhibit 1 below and our September report).

EXHIBIT 1: SEPTEMBER 2001 BULL CASE

------------------------------------------------------------------------------------------------------------------------------------
REGULATION                       CURRENT STATUS                               "BULL CASE"
------------------------------------------------------------------------------------------------------------------------------------

- Cable Ownership Cap            30% of pay TV subscribers                    Above 50% or no cap

- Affiliated Programming Cap     Affiliated content < 40% of first 75         No cap
  channels

- Cable/Broadcast Cross-         No cable and broadcast TV in same            Removal of ban
  ownership                      Designated Market Area (DMA)

- Cable Dual Must Carry          Must carry analog broadcast signal           Not forced to carry both broadcast
                                                                              digital and analog

- Cable Open Access              Notice of Inquiry                            No forced open access

- Satellite Must Carry           Must carry all local analog broadcasts       DBS Co. chooses which broadcast
                                 if carry one                                 stations to carry

- Broadcast/Newspaper Cross-     No newspaper and broadcast station in        Removal of ban
  ownership                      same DMA

- National TV Ownership Cap      35% of television audience                   Above 50% or no cap

- TV Duopolies                   Can own two stations in one market if        Eliminate rating and voice tests
                                 only one is in top four and eight
                                 independent voices exist

- Wireless Spectrum Cap          45 MHz in urban and 55 MHz in rural          No cap
                                 markets

- Wireline - Section 271         Regional Bell Operating Companies (RBOCs)    RBOCs can offer in-region LD
                                 cannot offer in-region Long Distance (LD)

While the deregulation roadmap we laid out for the media and telecom industries in our report (see the "Bull Case" above) is still valid, progress is taking longer than we had originally expected. Whether this delay is political or due to a cautious FCC is a subject of debate. Considerable friction has developed between Michael Powell and vocal Democratic Senator Fritz Hollings. The facts are that on June 17th, 2002, the FCC announced that it was combining the rule making proceedings of six key media rules that were moving along separate tracks into one. According to the FCC, the new universal rule should be ready by Spring 2003.

THE "BIG 6"

The six rules to be reviewed together are as follows (The first four we addressed in September - see Exhibit 1.):
      o 35% National TV Ownership Cap
      o TV Duopoly Rule
      o Newspaper/Broadcast Cross-Ownership Rule
      o Cable/Broadcast Cross Ownership
      o Radio Concentration Rule (limited to eight stations within the largest markets)
      o Dual network Rule (No company can own two of the top four national broadcast networks.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEY POINTS

- THE OPTIMIST: STRONGER THEORETICAL UNDERPINNINGS. There will now be one coherent, well thought out rule that should stand the test of intense judicial scrutiny. A series of rulings by the United States Court of Appeals for the District of Columbia Circuit have brought into focus the underpinnings of the FCC rules. We specifically refer to the Court's comments on the 35% TV Ownership Cap, Cable/Broadcast Cross-Ownership and the Local TV Ownership Rules (Duopoly). In general, the court felt the rules were arbitrary. We believe the new merger rule will require a rational market analysis of the broad competitive landscape in each specific media market, similar to what takes place today in an FTC anti-trust review. There will be one fabric, as opposed to six rules.

- THE PESSIMIST: DEEP SIX? Again, it remains open for debate what is being driven by politics and what is being driven by the theoretical underpinnings. The cynical side in us tells us that Powell is pushing off the tough decisions until after the 2002 election. If the Republicans take control of the Senate, he may be able to push through the rules without having to joust with Hollings.

- OVERALL MOMENTUM REMAINS POSITIVE. Regardless of what the real driver may be, we believe change is still coming and that remains evident. Given the Court's recent decisions severely criticizing the FCC's rules, we continue to expect more than ever that the industry will be deregulated. (See our Broadcast Deregulation reports dated 3/11/02 and 4/5/02.)

- CONCLUSION OF ENTIRE REVIEW POSSIBLY MOVED FORWARD. Though new regulatory rules were expected to be promulgated in 2002, most industry watchers did not expect all six of the above issues to be addressed this year. Thus, instead of several relatively smaller catalysts hitting the market over the next several years, we believe the unified rule will provide one powerful catalyst in 2003.

- UNCERTAINTY. There still exists a level of uncertainty in the media mergers and acquisitions marketplace.

CONCLUSION

Since a notice of proposed rule making (NPRM) was initiated by the FCC in September 2001 for the Newspaper/Broadcast Cross-Ownership rule and the comment periods have ended, we believe that this rule was the furthest along in the FCC review process and therefore slowed down the most by this event. However, we think that this new process will speed up the time frame for a wider-ranging review of media rules. We note that the rule making process on the 30% cable ownership cap is unaffected here.

More importantly, we believe that this decision by the FCC may have little to no effect on companies' long-term acquisition strategies. The powerful need for consolidation to achieve economies of scale for the global marketplace remains the driver behind the propensity to merge. Several companies have indicated that when faced with an attractive acquisition opportunity they may very well go ahead with it and challenge the rules instead of waiting for the FCC. The FCC's rule changes will provide more fuel to drive natural consolidation. Deals should surface asset value and should therefore drive higher valuations for many companies in the media space.

Evan Carpenter                                                Andrew Rittenberry
(914) 921-6595                                                    (914) 921-6592

[COPYRIGHT]Gabelli & Company, Inc. 2002

ONE CORPORATE CENTER  RYE, NY 10580                     GABELLI & COMPANY, INC.
                                           TEL (914) 921-3700 FAX (914) 921-5098

--------------------------------------------------------------------------------
This report has been prepared as a matter of general information. It is not intended to be a complete description of any security or company mentioned and is not an offer to buy or sell any security. Unless otherwise noted, stock prices for 2002 reflect the closing price through the business day immediately prior to the date of this report. All facts and statistics are from sources believed reliable, but are not guaranteed as to accuracy. The firm and its affiliates, employees, and clients may have recently established or disposed of, or may be establishing or disposing of, positions in securities mentioned in this report. Since portfolio managers make individual investment decisions in the accounts under their supervision, transactions in such accounts may be inconsistent with research reports. Additional information on these securities and companies is available upon request. [COPYRIGHT]Gabelli & Company, Inc. 2002
--------------------------------------------------------------------------------

      On top of that, the Beast got particularly ugly as Adelphia and WorldCom, not to mention the Winstars, Teligents, Global Crossings and Qwests, over-impacted on the market. Indeed, instead of positive developments out of the FCC we had negative ones -- for example, Senator Feingold from Wisconsin recently introduced legislation to curtail the ability of radio companies to expand their ownership.

INVESTMENT SCORECARD

      Although the performance of small group broadcasters was mixed, our investments in Granite Broadcasting, Sinclair Broadcast Group, Ulster Television and Gray Communications delivered respectable returns. Pacific Rim telecommunications investments Telecom New Zealand and PT Telekomunikasi Indonesia posted decent gains. In addition, Japanese holdings including NTN Communications, Tokyo Broadcasting System, and Nippon Telephone & Telegraph closed the quarter with gains.

      Small wireless operators including Leap Wireless, Rural Cellular and Western Wireless finished near the back of our portfolio list again this quarter. Cable television companies such as UnitedGlobalCom, Cablevision Systems and AOL Time Warner retreated significantly. Telecom equipment holdings Nortel Networks, Lucent and Qualcomm continued to sink.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Trust. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

CENTURYTEL INC. (CTL - $29.50 - NYSE), based in Monroe, Louisiana, is the eighth largest local telephone company in the U.S., with over 1.8 million access lines in the South and Midwest. CenturyTel also has over 740,000 cellular customers. Through acquisitions, CTL has created clusters of rural telephone and cellular companies within commuting distance of metropolitan areas in states including Wisconsin, Michigan, Ohio, Louisiana and Arkansas. With the $2.2 billion acquisition of Portland-based Pacific Telecom, CenturyTel has added seven states, ten cellular markets and 640,000 access lines to its customer base. The acquired operations have nearly doubled CenturyTel's revenues. The company has recently closed acquisitions of 475,000 access lines from Verizon for $1.5 billion. In July 2001, the company received an unsolicited bid from Alltel (AT - $47.00 - NYSE) to acquire CenturyTel for $43 per share in cash and Alltel stock. CenturyTel management has rejected Alltel's initial offer. CenturyTel has recently announced a definitive agreement to sell its wireless operations to Alltel for $1.6 billion in cash. The company is also in the process of closing on acquiring 676,000 access lines from Verizon for $2.16 billion in cash. Both transactions are expected to close in the third quarter and will re-position CenturyTel as a premier pure-play rural local exchange carrier with over 2.5 million access lines.

GAYLORD ENTERTAINMENT CO. (GET - $22.05 - NYSE) is a diversified entertainment company operating principally in two segments: hospitality and media. The company's hospitality group consists of an interrelated group of businesses including the Opryland Hotel Nashville, the Inn at Opryland, the General Jackson (an entertainment showboat) and other related businesses. The media group consists primarily of the Grand Ole Opry, the Ryman Auditorium, the Wildhorse Saloon, three Nashville radio stations and other related businesses. Gaylord has a new management team that is focusing on unlocking shareholder value. They have recently opened a new hotel, the Gaylord Palms, in Orlando, FL and are constructing a third in Grapevine, TX. The company recently announced the sale of Acuff-Rose Music Publishing to Sony for $157 million and the sale of its stake in the Opry Mills mall for $30 million, allowing Gaylord to finance the completion of the Texas hotel.

GRUPO TELEVISA SA (TV - $37.38 - NYSE), headquartered in Mexico, is Latin America's dominant Spanish language media and broadcast company. The company has interests in television production and broadcasting, programming for pay television, direct-to-home ("DTH") satellite services, publishing and publishing distribution, cable television, radio broadcasting and production. The company also produces thousands of hours of television programming annually which it exports to over 21 countries including the United States. This large and expanding program library is exclusively available for U.S. distribution by Univision Communications (UVN - $31.40 - NYSE), a Spanish-language television broadcaster in the United States in which Televisa has as a 15% fully diluted equity stake.

KNIGHT-RIDDER INC. (KRI - $62.95 - NYSE), headquartered in San Jose, California, is the country's second largest newspaper publisher. The company publishes 32 daily newspapers in 28 markets throughout the United States with circulation of
3.9 million daily and 5.3 million on Sundays. Knight-Ridder is the only pure-play newspaper company with such a high concentration of papers in major metropolitan markets including Philadelphia, San Jose, Fort Worth, Detroit and Miami. Prominent publications include THE PHILADELPHIA INQUIRER, THE MIAMI HERALD and THE MERCURY NEWS in San Jose.

LIBERTY MEDIA CORP. (L - $10.00 - NYSE), run by savvy deal maker and media investor John Malone, is engaged in businesses that provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. Liberty Media holds interests in globally branded entertainment networks such as the Discovery Channel, USA Interactive, QVC, Encore and STARZ!. Liberty's investment portfolio also includes interests in international video distribution businesses, international telephony and domestic wireless companies, plant and equipment manufacturers, and other businesses related to broadband services.

SCRIPPS (E.W.) CO. (SSP - $77.00 - NYSE), headquartered in Cincinnati, Ohio, is a diversified media company with operations throughout the United States combining traditional and new media. The company is the tenth largest newspaper publisher in the U.S. with 21 daily newspapers. Scripps also has 10 television stations, reaching one in every ten homes in America. Additionally, Scripps Networks includes four national cable networks: Home & Garden Television, Food Network, Do It Yourself and Fine Living. Lastly, the company has a global licensing and syndication business which syndicates more than 150 comic strips and editorial features, including PEANUTS and DILBERT. Scripps is focused on growing and strengthening its cable television business.

TELEPHONE & DATA SYSTEMS INC. (TDS - $60.55 - AMEX) provides mobile and local phone services to 3.6 million customers in 35 states. TDS conducts its cellular operations through 81%-owned United States Cellular (USM - $25.45 - AMEX) and its wireline telephone operations through its wholly owned TDS Telecommunications ("TDS Telecom") subsidiary, a full-service local exchange carrier. Having completed a merger of its 82%-owned PCS subsidiary Aerial Communications with VoiceStream Wireless, which was acquired by Deutsche Telekom (DT - $9.31 - NYSE), a former German phone monopoly, TDS owns 131.6 million shares of Deutsche Telekom, representing 2.25 shares of DT per share of TDS. As part of the VoiceStream/Deutsche Telekom deal, TDS also received $570 million in cash.

TRIBUNE CO. (TRB - $43.50 - NYSE), headquartered in Chicago, is a leading national media company with operations in major U.S. markets. With its 2000 acquisition of The Times Mirror Company, it now has television and/or newspaper properties in 18 of the nation's top 30 markets. It is the only media company with television, newspaper and Internet properties in the nation's top three markets -- New York, Los Angeles and Chicago. Flagship properties include:
WPIX-TV (New York), WGN-TV (Chicago), NEWSDAY, LOS ANGELES TIMES, and CHICAGO TRIBUNE. Additionally, Tribune owns the Chicago Cubs and has a stake in the WB Television Network. The company is focused on growing and strengthening its major market cross-media positions.

USA INTERACTIVE INC. (USAI - $23.45 - NASDAQ), through its subsidiaries, engages in diversified electronic commerce businesses that include the Home Shopping Network, Ticketmaster (TMCS - $18.71 - Nasdaq) and various travel related businesses, including Expedia.com (EXPE - $59.29 - Nasdaq) and Hotels.com (ROOM
- $42.23 - Nasdaq). USA recently closed a deal to sell its entertainment assets (USA Networks, Sci Fi Channel, USA Networks Studios) to Vivendi Universal (V - $21.50 - NYSE). In June, the company also began the process of tendering for the remaining publicly held shares of its main publicly traded subsidiaries -- Ticketmaster, Expedia and Hotels.com.

VIVENDI UNIVERSAL SA (V - $21.50 - NYSE) owns wireless and wireline communications companies, European cable and satellite assets, Havas Publishing, Seagram's former Universal Film, Music, and Entertainment divisions and a varied assortment of interactive investments. The firm has begun to de-leverage through asset sales and has just appointed a replacement for ousted CEO Jean-Marie Messier in Jene-Rene Fourtou. Mr. Fourtou is known as a restructuring artist and comes from the Franco-German pharmaceutical firm Aventis.

SHAREHOLDER MEETING - MAY 20, 2002 - FINAL RESULTS

      The Annual Meeting of Shareholders was held on May 20, 2002 at the Bruce Museum in Greenwich, Connecticut. At that meeting, common shareholders and preferred shareholders voting as a single class elected Frank J. Fahrenkopf, Jr., Werner J. Roeder and Salvatore J. Zizza as Directors of the Trust. A total of 11,391,622 votes, 11,399,997 votes and 11,442,846 votes were cast in favor of each Director and 158,330 votes, 149,955 votes and 107,106 votes were withheld for each Director, respectively. Preferred shareholders voting as a separate class elected Anthony J. Colavita as a Director of the Trust. A total of 1,125,580 votes were cast in favor of this Director and 12,416 votes were withheld for this Director.

      Mario J. Gabelli, Thomas E. Bratter, James P. Conn, Karl Otto Pohl and Anthony R. Pustorino continue to serve in their capacities as Directors of the Trust.

      We thank you for your participation and appreciate your continued support.

STOCK REPURCHASE PLAN

      The Trust is authorized to repurchase up to 1,000,000 shares of the Trust's outstanding shares. Pursuant to this stock repurchase plan, the Trust may from time to time purchase shares of its capital stock in the open market when the shares are trading at a discount of 10% or more from the net asset value of the shares. In total, through June 30, 2002, 781,933 shares have been repurchased in the open market under this stock repurchase plan.

7.92% CUMULATIVE PREFERRED STOCK - DIVIDENDS

      The Trust's 7.92% Cumulative Preferred Stock paid a cash distribution on June 26, 2002 of $0.495 per share. For the twelve-months ended June 30, 2002, Preferred Stock shareholders received distributions totaling $1.98, the annual dividend rate per share of Preferred Stock. The next distribution is scheduled for September 2002.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at closedend@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                      WHO                           WHEN
                      ---                           ----
     Special Chats:   Mario J. Gabelli              First Monday of each month
                      Howard Ward                   First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                      AUGUST                        SEPTEMBER                       OCTOBER
                      ------                        ---------                       -------
     1st Wednesday    Susan Byrne                   Caesar Bryan                    Walter Walsh & Laura Linehan
     2nd Wednesday    Lynda Calkin                  Hart Woodson                    Caesar Bryan
     3rd Wednesday    Walter Walsh & Laura Linehan  Charles Minter & Martin Weiner  Henry Van der Eb
     4th Wednesday    Barbara Marcin                Barbara Marcin                  Lynda Calkin
     5th Wednesday                                                                  Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      Media was not the message in the second quarter. Despite cable television stocks' poor performance this quarter, we believe cable industry fundamentals remain strong and that our CATV holdings present great opportunity. We expect better performance from advertising-supported media stocks as corporate ad spending recovers with the economy. Although it is more difficult to see the light at the end of the tunnel for severely depressed telecommunications stocks, we believe we will ultimately be rewarded for our investments in what is still a long-term growth industry.

                                        Sincerely,
                                        /S/ Mario J. Gabelli
                                        MARIO J. GABELLI
                                        President and Chief Investment Officer

August 1, 2002
--------------------------------------------------------------------------------
                        SELECTED HOLDINGS
                          JUNE 30, 2002
                        -----------------

CenturyTel Inc.                            Scripps (E.W.) Co.
Gaylord Entertainment Co.                  Telephone & Data Systems Inc.
Grupo Televisa SA                          Tribune Co.
Knight-Ridder Inc.                         USA Interactive Inc.
Liberty Media Corp.                        Vivendi Universal SA
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                            JUNE 30, 2002 (UNAUDITED)

                                                                         MARKET
  SHARES                                                  COST            VALUE
 -------                                                  ----            -----

               COMMON STOCKS -- 89.0%
               COPYRIGHT/CREATIVITY COMPANIES -- 36.3%
               BUSINESS SERVICES: ADVERTISING -- 0.2%
   8,000       Donnelley (R.H.) Corp.+ ...........   $    101,139  $    223,760
   4,200       Havas Advertising SA ..............         20,733        25,842
   2,000       Publicis Groupe ...................         13,971        55,208
                                                     ------------  ------------
                                                          135,843       304,810
                                                     ------------  ------------
               COMPUTER SOFTWARE AND SERVICES -- 1.8%
   1,500       Activision Inc.+ ..................          6,415        43,590
  15,000       America Online
                 Latin America Inc.+ .............         83,250         9,600
   3,000       Atlus Co. Ltd. ....................         17,662        17,020
   6,473       CNET Networks Inc.+ ...............         91,728        12,881
   3,230       EarthLink Inc.+ ...................         45,250        21,706
     500       Electronic Arts Inc.+ .............          5,588        33,025
  40,000       EMC Corp.+ ........................        646,079       302,000
  29,680       Genuity Inc., Cl. A+ ..............        794,751       112,784
  10,000       INT Media Group Inc.+ .............         12,067        19,800
  33,000       Microsoft Corp.+ ..................      1,487,798     1,805,100
   2,000       Mobius Management
                 Systems+ ........................         12,540         6,500
   1,000       Pixar Inc.+ .......................         39,153        44,100
  12,000       Yahoo! Inc.+ ......................        194,054       177,120
                                                     ------------  ------------
                                                        3,436,335     2,605,226
                                                     ------------  ------------
               CONSUMER PRODUCTS -- 0.4%
   6,000       Department 56 Inc.+ ...............         65,655        97,680
   2,000       General Electric Co. ..............         19,537        58,100
  20,000       Mattel Inc. .......................        241,358       421,600
                                                     ------------  ------------
                                                          326,550       577,380
                                                     ------------  ------------
               ELECTRONICS -- 0.7%
  20,000       Agere Systems Inc., Cl. A+ ........        121,535        28,000
  26,165       Agere Systems Inc., Cl. B+ ........        110,276        39,248
   7,000       Intel Corp. .......................        201,595       127,890
  60,000       Oak Technology Inc.+ ..............        217,241       271,800
   3,570       Philips Electronics
                 NV, ADR .........................         29,368        98,532
  10,000       Sony Corp., ADR ...................        574,996       531,000
                                                     ------------  ------------
                                                        1,255,011     1,096,470
                                                     ------------  ------------
               ENTERTAINMENT -- 0.3%
  60,000       Canal Plus, ADR ...................         10,818        42,900
  15,500       Crown Media Holdings
                 Inc., Cl. A+ ....................        222,000       122,295
   7,000       Grammy Entertainment
                 plc+ ............................         55,457        30,172
   7,000       Groupe AB SA, ADR+ ................         42,850        34,567
   3,000       Metromedia International
               Group Inc.+ .......................          8,775           210

                                                                         MARKET
  SHARES                                                  COST            VALUE
 -------                                                  ----            -----

 100,000       Shaw Brothers (Hong
                 Kong) Ltd. ......................   $    145,928  $    102,568
   4,000       World Wrestling
                 Entertainment Inc.+ .............         58,000        58,400
                                                     ------------  ------------
                                                          543,828       391,112
                                                     ------------  ------------
               ENTERTAINMENT: GLOBAL -- 8.7%
  60,000       AOL Time Warner Inc.+ .............        933,444       882,600
     481       Boston Celtics L.P. ...............          4,267         5,628
  72,000       Disney (Walt) Co. .................      1,787,278     1,360,800
  21,622       EMI Group plc .....................         89,060        82,068
  30,000       EMI Group plc, ADR ................        394,397       228,645
  32,000       Fox Entertainment Group
                 Inc., Cl. A+ ....................        722,750       696,000
 100,000       Gemstar-TV Guide
               International Inc.+ ...............      1,326,475       539,000
   5,282       Granada Compass plc ...............         35,566         8,977
  18,000       Regal Entertainment
                 Group, Cl. A+ ...................        342,000       419,760
  30,000       Six Flags Inc.+ ...................        421,092       433,500
  70,000       SMG plc ...........................        205,497       131,777
 149,000       Viacom Inc., Cl. A+ ...............      2,246,128     6,624,540
  26,100       Vivendi Universal SA ..............      1,112,375       564,001
  38,000       Vivendi Universal SA,
                 ADR .............................      2,374,355       817,000
                                                     ------------  ------------
                                                       11,994,684    12,794,296
                                                     ------------  ------------
               FINANCIAL SERVICES -- 0.2%
   8,000       Block (H&R) Inc. ..................        162,450       369,200
                                                     ------------  ------------
               HOTELS AND GAMING -- 6.6%
   8,000       Aztar Corp.+ ......................         40,900       166,400
   6,000       Churchill Downs Inc. ..............        125,432       241,980
 199,500       Gaylord Entertainment Co.+ ........      5,086,459     4,398,975
  18,000       GTECH Holdings Corp.+ .............        167,644       459,720
 721,000       Hilton Group plc ..................      2,758,099     2,508,547
  51,000       Magna Entertainment
                 Corp., Cl. A+ ...................        339,150       356,490
  33,000       MGM Mirage+ .......................       896,234      1,113,750
  10,000       Park Place Entertainment
                 Corp.+ ..........................         61,344       102,500
  10,000       Starwood Hotels &
               Resorts Worldwide Inc. ............        309,513       328,900
                                                     ------------  ------------
                                                        9,784,775     9,677,262
                                                     ------------  ------------
               PUBLISHING -- 17.4%
  20,000       Arnoldo Mondadori
                 Editore SpA .....................         63,827       132,539
 100,000       Belo Corp., Cl. A .................      1,556,990     2,261,000
   1,000       Dow Jones & Co. Inc. ..............         46,722        48,450
  20,000       EMAP plc ..........................        207,970       249,379
  18,000       Gannett Co. Inc. ..................        967,807     1,366,200

                See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)

                                                                         MARKET
  SHARES                                                  COST            VALUE
 -------                                                  ----            -----

               COMMON STOCKS (CONTINUED)
               COPYRIGHT/CREATIVITY COMPANIES (CONTINUED)
               PUBLISHING (CONTINUED)
   2,833       Golden Books Family
                 Entertainment Inc.+ .............   $          0  $          9
  21,000       Harte-Hanks
                 Communications Inc. .............        155,067       431,550
   2,000       Hollinger International Inc. ......         26,475        24,000
 114,000       Independent News &
                 Media plc, Dublin ...............        169,063       225,179
  15,000       Journal Register Co.+ .............        244,399       301,500
  15,000       Knight-Ridder Inc. ................        659,380       944,250
  55,000       Lee Enterprises Inc. ..............      1,204,236     1,925,000
  19,000       McClatchy Co., Cl. A ..............        517,138     1,220,750
  16,000       McGraw-Hill Companies Inc.                 612,170       955,200
  22,600       Media General Inc., Cl. A .........        989,625     1,356,000
  27,000       Meredith Corp. ....................        636,668     1,035,450
 100,000       Nation Multimedia Group+ ..........         84,677        34,916
 100,000       New Straits Times Press
                 Berhad ..........................        296,714       155,267
  20,000       News Corp. Ltd., ADR ..............        396,739       458,600
 150,000       Oriental Press Group ..............         46,315        23,462
  92,000       Penton Media Inc.+ ................      1,223,210       197,800
  10,000       Playboy Enterprises Inc.,
                 Cl. A+ ..........................         97,125       114,400
  97,400       Post Publishing Co. Ltd. ..........         47,100        93,815
 170,000       PRIMEDIA Inc.+ ....................        870,231       207,400
  47,000       Pulitzer Inc. .....................      1,393,375     2,439,300
  60,000       Reader's Digest
                 Association Inc., Cl. B .........      1,353,116     1,380,000
   1,000       Scholastic Corp.+ .................         16,500        37,900
 385,000       SCMP Group Ltd. ...................        273,458       223,358
  33,000       Scripps (E.W.) Co., Cl. A .........      2,001,394     2,541,000
  54,452       Singapore Press Holdings
                 Ltd. ............................        696,171       613,340
     300       SPIR Communication ................         23,329        22,577
  15,000       Telegraaf Holdingsmij -
                 CVA .............................        285,271       280,288
  48,000       Thomas Nelson Inc. ................        570,212       506,880
  85,000       Tribune Co. .......................      2,892,899     3,697,500
  10,000       United Business Media plc,
                 ADR .............................        125,412        69,490
     800       Wiley (John) & Sons Inc.,
                 Cl. B ...........................          5,692        19,200
   4,000       Wolters Kluwer NV+ ................         90,625        75,929
                                                     ------------  ------------
                                                       20,847,102    25,668,878
                                                     ------------  ------------
               TOTAL COPYRIGHT/
                 CREATIVITY
                 COMPANIES .......................     48,486,578    53,484,634
                                                     ------------  ------------

                                                                         MARKET
  SHARES                                                  COST            VALUE
 -------                                                  ----            -----

               DISTRIBUTION COMPANIES -- 52.7%
               BROADCASTING -- 17.3%
  12,000       CanWest Global
                 Communications Corp.+ ...........   $    133,608  $     63,600
  18,000       CanWest Global
                 Communications Corp.,
                 Sub-Voting ......................         92,011        96,338
   2,000       Carlton Communications
                 plc, ADR ........................         63,625        34,398
  32,025       Clear Channel
                 Communications Inc.+ ............        712,362     1,025,440
   8,333       Corus Entertainment Inc.,
                 Cl. B+ ..........................         33,927       147,386
   9,000       Cox Radio Inc., Cl. A+ ............         55,500       216,900
   1,000       Emmis Communications
                 Corp., Cl. A+ ...................         10,489        21,190
  28,520       Fisher Communications Inc. ........      1,505,735     1,674,694
  67,500       Granite Broadcasting Corp.+ .......        400,055       164,025
  14,125       Gray Communications
                 Systems Inc. ....................        180,169       255,662
 100,000       Gray Communications
                 Systems Inc., Cl. B .............      1,295,437     1,330,000
  10,000       Grupo Radio Centro, SA
                 de CV, ADR ......................         77,872        30,500
 155,000       Grupo Televisa SA, ADR+ ...........      5,215,748     5,793,900
  34,000       Hearst-Argyle Television
                 Inc.+ ...........................        341,006       766,700
   4,550       LaGardere S.C.A ...................        100,163       197,004
 151,000       Liberty Corp. .....................      6,950,356     6,017,350
  20,000       Lin TV Corp., Cl. A+ ..............        440,000       540,800
   4,000       Metropole TV M6 SA ................         35,208        99,908
   3,000       Nippon Television Network .........        507,941       669,303
   4,650       NRJ Group .........................         22,694        84,317
   1,000       NTN Communications
                 Inc.+ ...........................            862         1,150
  70,000       Paxson Communications
                 Corp.+ ..........................        610,725       385,000
     500       Radio One Inc.+ ...................          5,510         7,435
   1,000       Radio One Inc., Cl. D+ ............         11,428        14,870
   1,500       RTL Group (Brussels) ..............         76,363        59,258
   3,500       RTL Group (New York) ..............        113,838       138,268
   1,906       SAGA Communications
                 Inc., Cl. A .....................          9,710        42,891
  80,000       Salem Communications
                 Corp., Cl. A+ ...................      1,285,175     1,989,600
   2,000       SBS Broadcasting SA+ ..............         42,023        37,220
  30,000       Sinclair Broadcast Group
                 Inc.+ ...........................        311,913       433,170
  43,000       Sistem Televisyen
                 Malaysia Berhad .................         41,566         4,753

                See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)

                                                                         MARKET
  SHARES                                                  COST            VALUE
 -------                                                  ----            -----

               COMMON STOCKS (CONTINUED)
               DISTRIBUTION COMPANIES  (CONTINUED)
               BROADCASTING (CONTINUED)
   3,000       Spanish Broadcasting System
                 Inc., Cl. A+ ....................    $    47,623  $     30,000
  50,000       Television Broadcasts Ltd. ........        187,673       212,828
  25,000       Television Francaise 1 ............        249,649       669,363
  50,000       Tokyo Broadcasting System
                 Inc. ............................        727,119     1,120,094
  15,000       TV Azteca, SA de C.V.+ ............         95,250       102,150
  25,000       Ulster Television plc .............        100,374       142,905
   1,000       Wink Communications Inc.+ .........          2,940         2,889
  51,000       Young Broadcasting Inc.,
                 Cl. A+ ..........................      1,475,410       906,780
                                                     ------------  ------------
                                                       23,569,057    25,530,039
                                                     ------------  ------------
               BUSINESS SERVICES -- 0.7%
  15,000       Carlisle Holdings Ltd.+ ...........         78,754        44,250
  50,108       Cendant Corp.+ ....................        642,297       795,715
     500       CheckFree Corp.+ ..................          5,520         7,820
   1,000       Convergys Corp.+ ..................         17,738        19,480
     500       Dun and Bradstreet Corp.+ .........          6,320        16,525
   8,000       Interactive Data Corp. ............         52,250       116,480
  40,000       Key3Media Group Inc.+ .............        232,000        18,400
   1,000       Moody's Corp. .....................         20,012        49,750
   3,000       Princeton Video Image Inc.+ .......         21,000         3,210
     100       SYNAVANT Inc.+ ....................             38           141
   2,500       Traffix Inc.+ .....................         12,500        12,250
                                                     ------------  ------------
                                                        1,088,429     1,084,021
                                                     ------------  ------------
               CABLE -- 2.0%
  70,000       Adelphia Communications
                 Corp., Cl. A+ ...................        644,862        11,200
   6,000       Austar United
                 Communications Ltd.+ ............         21,083           657
  60,000       Cablevision Systems Corp.,
                 Cl. A+ ..........................      1,427,834       567,600
  60,000       Charter Communications
                 Inc., Cl. A+ ....................        479,556       244,800
   5,000       Comcast Corp., Cl. A+ .............         35,039       121,000
   7,000       Comcast Corp., Cl. A,
                 Special+ ........................         53,073       166,880
  12,000       Mediacom Communications
                 Corp.+ ..........................         98,625        93,480
  10,000       Mercom Inc.+ ......................        101,075       120,000
 100,000       Rainbow Media Group,
                 Cl. A+ ..........................      1,882,858       875,000
  39,000       Shaw Communications Inc.,
                 Cl. B ...........................        105,571       429,518
  11,000       Shaw Communications Inc.,
                 Cl. B, Non-Voting ...............        103,451       123,200


  22,680       Telewest Communications
                 plc+ ............................   $     37,551  $      1,061
  24,500       Telewest Communications
                 plc, ADR+ .......................        358,383        13,965
  42,000       UnitedGlobalCom Inc.,
                 Cl. A+ ..........................        257,205       115,500
                                                     ------------  ------------
                                                        5,606,166     2,883,861
                                                     ------------  ------------
               CONSUMER SERVICES -- 2.0%
   4,000       Bowlin Travel Centers Inc.+ .......          3,022         7,000
   1,500       Hotels.com, Cl. A .................         24,000        63,345
   1,000       Martha Stewart Living
                 Omnimedia Inc., Cl. A ...........         18,000        11,470
   5,000       Ticketmaster, Cl. B+ ..............         57,402        93,550
   4,000       TiVo Inc.+ ........................         27,943        14,840
 120,000       USA Interactive Inc.+ .............      1,510,315     2,814,000
                                                     ------------  ------------
                                                        1,640,682     3,004,205
                                                     ------------  ------------
               DIVERSIFIED INDUSTRIAL -- 0.0%
   7,700       Hutchison Whampoa Ltd. ............         71,267        57,505
                                                     ------------  ------------
               ENERGY AND UTILITIES -- 0.4%
  47,000       El Paso Electric Co.+ .............        373,727       650,950
                                                     ------------  ------------
               ENTERTAINMENT: DISTRIBUTION -- 5.5%
   6,000       AMC Entertainment Inc.+ ...........         11,737        85,200
   6,000       Blockbuster Inc., Cl. A ...........         62,925       161,400
 100,000       GC Companies Inc.+ ................        241,092        25,000
 680,375       Liberty Media Corp.,
                 Cl. A+ ..........................      2,383,333     6,803,750
  88,710       Metro-Goldwyn-Mayer
                 Inc.+ ...........................      1,524,139     1,037,907
   2,000       Sunland Entertainment
                 Co. Inc.+ .......................          2,500           160
                                                     ------------  ------------
                                                        4,225,726     8,113,417
                                                     ------------  ------------
               EQUIPMENT -- 1.3%
  35,000       Allen Telecom Inc.+ ...............        247,869       150,500
   1,000       Amphenol Corp., Cl. A+ ............         15,588        36,000
   2,000       CommScope Inc.+ ...................         29,407        25,000
  90,000       Corning Inc.+ .....................      1,001,919       319,500
   1,000       Furukawa Electric Co. Ltd. ........         15,169         3,830
   3,000       L-3 Communications
                 Holdings Inc.+ ....................       33,000       162,000
  80,000       Lucent Technologies Inc.+ .........        486,490       132,800
  50,000       Motorola Inc. .....................        868,755       721,000
  30,000       Nortel Networks Corp.+ ............        155,700        43,500
   6,000       Qualcomm Inc.+ ....................         31,219       164,940
   6,000       Scientific-Atlanta Inc. ...........         50,804        98,700
                                                     ------------  ------------
                                                        2,935,920     1,857,770
                                                     ------------  ------------

                See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)

                                                                         MARKET
  SHARES                                                  COST            VALUE
 -------                                                  ----            -----

               COMMON STOCKS (CONTINUED)
               DISTRIBUTION COMPANIES (CONTINUED)
               FOOD AND BEVERAGE -- 0.5%
  50,000       Allied Domecq plc .................   $    290,480  $    327,919
   5,282       Compass Group plc .................         37,648        32,045
   5,000       Dreyer's Grand Ice Cream
                 Inc. ............................        336,463       343,000
                                                     ------------  ------------
                                                          664,591       702,964
                                                     ------------  ------------
               SATELLITE -- 1.7%
     300       Asia Satellite
                 Telecommunications
                 Holdings Ltd., ADR ..............          5,693         4,740
   2,100       British Sky Broadcasting
                 Group plc, ADR+ .................         56,080       120,771
  28,000       EchoStar Communications
                 Corp., Cl. A+ ...................         91,970       519,680
  60,000       General Motors Corp.,
                 Cl. H+ ..........................      1,231,629       624,000
   4,100       Liberty Satellite &
                 Technology Inc., Cl. A+ .........        331,246         9,225
  15,000       Lockheed Martin Corp. .............        431,680     1,042,500
  30,008       Loral Space &
                 Communications Ltd.+ ............         90,824        29,708
  45,000       Pegasus Communications
                 Corp.+ ..........................        493,902        32,850
    6,000      PT Indosat Tbk, ADR+ ..............         58,079        74,940
                                                     ------------  ------------
                                                        2,791,103     2,458,414
                                                     ------------  ------------
               TELECOMMUNICATIONS: BROADBAND -- 0.2%
 100,000       Broadwing Inc.+ ...................        958,563       260,000
   2,000       Choice One
                 Communications Inc.+ ............         12,260         1,780
   1,000       Jazztel plc, ADR+ .................          3,750         1,797
   1,000       Startec Global
                 Communications Corp.+ ...........          4,645            13
   3,000       USN Communications Inc.+ ..........         12,165             3
                                                     ------------  ------------
                                                          991,383       263,593
                                                     ------------  ------------
               TELECOMMUNICATIONS: LOCAL -- 5.7%
   4,266       Aliant Inc. .......................         39,187        78,426
   3,000       Allegiance Telecom Inc.+ ..........         28,500         5,490
  10,000       ALLTEL Corp. ......................        498,506       470,000
   4,000       Brasil Telecom
                 Participacoes SA, ADR ...........        231,475       113,240
  47,000       CenturyTel Inc. ...................        803,040     1,386,500
  93,000       Citizens Communications
                 Co.+ ............................      1,047,108       777,480
  24,434       Commonwealth Telephone
                 Enterprises Inc.+ ...............        528,512       983,224

                                                                         MARKET
  SHARES                                                  COST            VALUE
 -------                                                  ----            -----

  24,400       Commonwealth Telephone
                 Enterprises Inc., Cl. B+ ........   $    318,107  $  1,000,400
  80,000       CoreComm Ltd.+ ....................         21,200         3,200
  10,000       RCN Corp.+ ........................         88,016        13,700
   9,655       Rogers Communications
                 Inc., Cl. B+ ....................        148,207        86,336
 120,345       Rogers Communications
                 Inc., Cl. B, ADR+ ...............      1,077,724     1,099,953
   6,000       SBC Communications Inc. ...........        145,321       183,000
  12,000       Sonera Oyj+ .......................         51,072        45,628
  18,432       Tele Norte Leste
                 Participacoes SA, ADR ...........        252,380       183,399
  10,000       Telecom Argentina Stet
                 France Telecom SA,
                 ADR+ ............................         26,440         6,500
   6,000       Time Warner Telecom
                 Inc., Cl. A+ ....................         62,720        10,080
  50,000       Verizon Communications
                 Inc. ............................      1,934,890     2,007,500
                                                     ------------  ------------
                                                        7,302,405     8,454,056
                                                     ------------  ------------
               TELECOMMUNICATIONS: LONG DISTANCE -- 1.7%
 100,000       AT&T Corp. ........................      1,734,531     1,070,000
  10,000       BT Group plc, ADR+ ................        428,060       381,200
  10,000       Embratel Participacoes
                 SA, ADR .........................        210,605         4,000
  13,000       Global Crossing Ltd.+ .............         21,840           637
 235,646       Qwest Communications
                 International Inc.+ .............      1,612,389       659,809
  25,000       Sprint Corp. - FON Group ..........        404,122       265,250
   5,000       TALK America Holdings
                 Inc.+ ...........................          2,530        20,650
  60,000       WorldCom Inc. -
                 MCI Group .......................        491,874        54,000
                                                     ------------  ------------
                                                        4,905,951     2,455,546
                                                     ------------  ------------
               TELECOMMUNICATIONS: NATIONAL -- 5.6%
     416       Avaya Inc.+ .......................          9,760         2,059
  42,000       BCE Inc. ..........................        870,637       731,640
  45,203       Cable & Wireless plc,
                 ADR .............................        775,679       351,227
  28,000       Compania de
                 Telecomunicaciones de
                 Chile SA, ADR ...................        503,201       343,000
 174,082       Deutsche Telekom AG,
                 ADR .............................      1,319,282     1,620,704
  27,000       Elisa Communications
                 Oyj, Cl. A+ .....................        321,794       193,328
   3,000       France Telecom SA, ADR ............        102,504        28,140

                See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)

                                                                         MARKET
  SHARES                                                  COST            VALUE
 -------                                                  ----            -----

               COMMON STOCKS (CONTINUED)
               DISTRIBUTION COMPANIES (CONTINUED)
               TELECOMMUNICATIONS: NATIONAL (CONTINUED)
   1,305       Hellenic
                 Telecommunications
                 Organization SA                     $     18,163  $     20,622
     174       Japan Telecom Co. Ltd. ............        266,848       497,947
     500       Magyar Tavkozlesi Rt,
                 ADR .............................          9,650         8,000
      20       Nippon Telegraph &
                 Telephone Corp. .................        123,433        82,265
  37,400       Philippine Long Distance
                 Telephone Co., ADR+ .............        732,469       279,004
   4,320       PT Telekomunikasi
                 Indonesia, ADR ..................         18,513        38,016
   5,000       Rostelecom, ADR ...................         33,878        30,000
  50,000       Swisscom AG, ADR ..................      1,453,449     1,450,000
   2,000       Telecom Corp. of New
                 Zealand Ltd., ADR ...............         31,000        39,020
  58,412       Telefonica SA, ADR+ ...............      1,597,439     1,451,538
  19,000       Telefonos de Mexico SA,
                 Cl. L, ADR ......................        177,884       609,520
   2,400       Telstra Corp. Ltd., ADR ...........         30,324       31,920
  45,000       TELUS Corp. .......................        810,821       319,846
  27,000       TELUS Corp., Non-Voting ...........        575,274       179,658
                                                     ------------  ------------
                                                        9,782,002     8,307,454
                                                     ------------  ------------
               WIRELESS COMMUNICATIONS -- 8.1%
  35,000       America Movil SA de CV,
                 Cl. L, ADR ......................        444,579       469,000
  11,450       American Tower Corp.,
                 Cl. A+ ..........................        134,266        39,502
  65,747       AT&T Wireless Services
                 Inc.+ ...........................      1,012,912       384,620
  24,000       Jasmine International
                 Public Co. Ltd.+ ................          5,040         2,947
  20,000       Leap Wireless
                 International Inc.+ .............        172,432        21,600
  10,000       mm02 plc, ADR+ ....................        123,777        63,000
 122,894       Nextel Communications
                 Inc., Cl. A+ ....................      1,705,465       394,490
     500       NTT DoCoMo Inc. ...................        762,806     1,230,643
  30,000       Price Communications
                 Corp.+ ..........................        293,906       480,000
 110,000       Rogers Wireless
                 Communications Inc.,
                 Cl. B+ ..........................      1,530,583       848,100
  12,200       Rural Cellular Corp., Cl. A+ ......        134,888        12,688
  38,680       SK Telecom Co. Ltd., ADR ..........        380,367       958,877
  40,000       Sprint Corp. - PCS Group+ .........        699,855       178,800

                                                                         MARKET
  SHARES                                                  COST            VALUE
 -------                                                  ----            -----

   1,650       Tele Celular Sul
                 Participacoes SA, ADR ...........   $     26,379  $     18,183
   5,500       Tele Centro Oeste Celular
                 Participacoes SA, ADR ...........         16,487        24,365
     330       Tele Leste Celular
                 Participacoes SA, ADR+ ..........          8,827         3,465
     825       Tele Nordeste Celular
                 Participacoes SA, ADR ...........         12,175        15,840
     330       Tele Norte Celular
                 Participacoes SA, ADR+ ..........          5,098         1,732
 380,000       Telecom Italia Mobile SpA .........        861,292     1,557,485
     825       Telemig Celular
                 Participacoes SA, ADR ...........         23,843        17,078
  75,000       Telephone & Data
                 Systems Inc. ....................      5,114,984     4,541,250
   6,600       Telesp Celular
                 Participacoes SA, ADR+ ..........        211,036        26,136
  10,000       Total Access
                 Communications plc+ .............         63,125        10,200
   2,000       United States Cellular
                 Corp.+ ..........................        113,480        50,900
   6,000       Vimpel-Communications,
                 ADR+ ............................        103,613       152,760
  12,650       Vodafone Group plc, ADR ...........        203,637       172,673
  26,000       Vodafone Libertel NV+ .............        268,172       176,923
  20,000       Western Wireless Corp.,
                 Cl. A+ ..........................         88,582        64,800
                                                     ------------  ------------
                                                       14,521,606    11,918,057
                                                     ------------  ------------
               TOTAL DISTRIBUTION
                 COMPANIES .......................     80,470,015    77,741,852
                                                     ------------  ------------
               TOTAL COMMON
                 STOCKS ..........................    128,956,593   131,226,486
                                                     ------------  ------------
               PREFERRED STOCKS -- 4.3%
               BROADCASTING -- 1.1%
   1,063       Granite Broadcasting Corp.,
                 12.750% Pfd. ....................        439,682       680,320
     100       Gray Communications
                 Systems Inc.,
                 8.000% Cv. Pfd.,
                 Ser. C (b) (c) ..................      1,000,000     1,000,000
                                                     ------------  ------------
                                                        1,439,682     1,680,320
                                                     ------------  ------------
               BUSINESS SERVICES -- 0.7%
  10,000       Interep National Radio
                 Sales Inc.,
                 4.000% Cv. Pfd.,
                 Ser. A (c) ......................      1,000,000     1,000,000
                                                     ------------  ------------

                See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)

                                                                         MARKET
  SHARES                                                  COST            VALUE
 -------                                                  ----            -----

               PREFERRED STOCKS (CONTINUED)
               PUBLISHING -- 1.4%
 105,201       News Corp. Ltd., Pfd., ADR ........   $  2,611,792  $  2,077,719
                                                     ------------  ------------
               TELECOMMUNICATIONS: LOCAL -- 1.1%
  40,000       Citizens Utilities Trust,
                 5.000% Cv. Pfd. .................      1,914,413     1,616,000
                                                     ------------  ------------
               TOTAL PREFERRED
                 STOCKS ..........................      6,965,887     6,374,039
                                                     ------------  ------------
PRINCIPAL
 AMOUNT
 ------
               CORPORATE BONDS -- 0.4%
               BUSINESS SERVICES -- 0.2%
$ 50,000       BBN Corp., Sub. Deb. Cv. (a),
                 6.000%, 04/01/12 ................         49,468        47,250
 300,000       Trans-Lux Corp., Sub. Deb. Cv.,
                 7.500%, 12/01/06 ................        287,027       256,125
                                                     ------------  ------------
                                                          336,495       303,375
                                                     ------------  ------------
               ENTERTAINMENT: GLOBAL -- 0.0%
  20,000       Boston Celtics L.P.,
                 Sub. Deb. Cv.,
                 6.000%, 06/30/38 ................         12,249        12,863
                                                     ------------  ------------
               HOTELS AND GAMING -- 0.2%
 300,000       Hilton Hotels Corp.,
                 Sub. Deb. Cv.,
                 5.000%, 05/15/06 ................        254,446       283,125
                                                     ------------  ------------
               PUBLISHING -- 0.0%
  66,560       Golden Books Family
                 Entertainment Inc., PIK,
                 10.750%, 12/31/04 ...............         59,865           998
                                                     ------------  ------------
               TOTAL CORPORATE
                 BONDS ...........................        663,055       600,361
                                                     ------------  ------------
               U.S. GOVERNMENT OBLIGATIONS -- 6.6%
9,668,000      U.S. Treasury Bills,
                 1.640% to 1.710%++,
                 07/05/02 to 09/19/02 ............      9,657,289     9,657,316
                                                     ------------  ------------
 SHARES
 ------
               WARRANTS -- 0.0%
               BUSINESS SERVICES -- 0.0%
  62,500       Interep National Radio
                 Sales Inc.+ .....................              0             0
                                                     ------------  ------------
               PUBLISHING -- 0.0%
  25,000       Nation Multimedia
                 Group plc .......................              0             0
                                                     ------------  ------------
               TOTAL WARRANTS ....................              0             0
                                                     ------------  ------------

                                                                         MARKET
  SHARES                                                  COST            VALUE
 -------                                                  ----            -----

TOTAL INVESTMENTS -- 100.3% ......................   $146,242,824  $147,858,202
                                                     ============
OTHER ASSETS, LIABILITIES AND  LIQUIDATION VALUE OF
  CUMULATIVE PREFERRED STOCK -- (21.2)% .........................   (31,289,639)
                                                                   ------------
NET ASSETS -- COMMON STOCK -- 79.1%
  (14,293,553 common shares outstanding) ........................   116,568,563
                                                                   ------------
NET ASSETS -- PREFERRED STOCK -- 21.0%
  (1,234,700 preferred shares outstanding) ......................    30,867,500
                                                                   ------------
TOTAL NET ASSETS -- 100.0% ......................................  $147,436,063
                                                                   ============
NET ASSET VALUE PER COMMON SHARE
  ($116,568,563 / 14,293,553 shares outstanding) ................         $8.16
                                                                          =====
                                                                        NET
PRINCIPAL                                             SETTLEMENT    UNREALIZED
  AMOUNT                                                 DATE       DEPRECIATION
--------                                             ------------   ------------
FORWARD FOREIGN EXCHANGE CONTRACTS -- 0.0%
               Deliver Hong Kong Dollars
                 in exchange for:
$4,718,000(b)    USD 604,701 ........................  08/01/02          $(193)
                                                                         ======
----------------
              For Federal tax purposes:
              Aggregate cost ....................................  $149,571,279
                                                                   ============
              Gross unrealized appreciation .....................  $ 28,891,581
              Gross unrealized depreciation .....................  (30,604,658)
                                                                   ------------
              Net unrealized depreciation .......................  $(1,713,077)
                                                                   ============
----------------
 (a)   Security fair valued under procedures established by the
       Board of Directors.
 (b)   Principal amount denoted in Hong Kong Dollars.
 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the market value of Rule 144A securities amounted to $2,000,000 or 1.36% of total net assets.
 +     Non-income producing security.
 ++    Represents annualized yield at date of purchase.
ADR  - American Depositary Receipt.
PIK  - Paid in Kind
USD  - United States Dollars

                                           % OF
                                          MARKET        MARKET
                                           VALUE        VALUE
                                          ------     ------------
       GEOGRAPHIC DIVERSIFICATION

       United States .................     75.2%    $111,275,208
       Europe ........................     10.1       14,965,643
       Asia/Pacific Rim ..............      6.8       10,031,955
       Latin America .................      5.0        7,337,894
       Canada ........................      2.9        4,247,502
                                         ------      -----------
       Total Investments .............    100.0%    $147,858,202
                                          =====     ============

                See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                            JUNE 30, 2002 (UNAUDITED)
ASSETS:
   Investments, at value (Cost $146,242,824) .................     $147,858,202
   Cash ......................................................           18,540
   Dividends and interest receivable .........................          191,709
                                                                   ------------
   TOTAL ASSETS ..............................................      148,068,451
                                                                   ------------
LIABILITIES:
   Payable for investments purchased .........................          203,780
   Dividends payable .........................................           20,373
   Payable for investment advisory fees ......................           96,796
   Unrealized depreciation on forward foreign
      exchange contract ......................................              193
   Accrued expenses and liabilities ..........................          311,246
                                                                   ------------
   TOTAL LIABILITIES .........................................          632,388
                                                                   ------------
PREFERRED STOCK:
   Cumulative Preferred Stock (7.922%, $25.00
     liquidation value, $0.001 par
     value, 2,000,000 shares authorized with
      1,234,700 shares issued and outstanding) ...............     $ 30,867,500
                                                                   ------------
   TOTAL PREFERRED STOCK .....................................       30,867,500
                                                                   ------------
NET ASSETS ATTRIBUTABLE TO COMMON STOCK
   SHAREHOLDERS ..............................................     $116,568,563
                                                                   ============
NET ASSETS ATTRIBUTABLE TO COMMON STOCK
   SHAREHOLDERS CONSIST OF:
   Capital stock, at par value ...............................           14,294
   Additional paid-in capital ................................      120,504,407
   Accumulated net investment loss ...........................          (39,340)
   Accumulated net realized loss on investments
      and foreign currency transactions ......................       (5,527,284)
   Net unrealized appreciation on investments
      and foreign currency transactions ......................        1,616,486
                                                                   ------------
   TOTAL NET ASSETS ..........................................     $116,568,563
                                                                   ============
NET ASSET VALUE PER COMMON SHARE
   ($116,568,563 / 14,293,553 shares outstanding;
   200,000,000 shares authorized of $0.001 par value) ........            $8.16
                                                                          =====

                             STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
INVESTMENT INCOME:
   Dividends (net of foreign taxes of $65,492) ...............     $    898,271
   Interest ..................................................          167,794
                                                                   ------------
   TOTAL INVESTMENT INCOME ...................................        1,066,065
                                                                   ------------
EXPENSES:
   Investment advisory fees ..................................          668,480
   Shareholder communications expenses .......................           91,755
   Shareholder services fees .................................           80,046
   Legal and audit fees ......................................           57,846
   Payroll ...................................................           36,084
   Directors' fees ...........................................           33,351
   Custodian fees ............................................           24,709
   Miscellaneous expenses ....................................          113,134
                                                                   ------------
   TOTAL EXPENSES ............................................        1,105,405
                                                                   ------------
   NET INVESTMENT LOSS .......................................          (39,340)
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain on investments ..........................          128,733
   Net realized loss on foreign currency transactions ........             (525)
                                                                   ------------
   Net realized gain on investments and foreign
      currency transactions ..................................          128,208
                                                                   ------------
   Net change in net unrealized depreciation on
      investments and foreign currency transactions ..........      (32,793,150)
                                                                   ------------
   NET REALIZED AND UNREALIZED LOSS
      ON INVESTMENTS AND FOREIGN
      CURRENCY TRANSACTIONS ..................................      (32,664,942)
                                                                   ------------
   NET DECREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ........................................     $(32,704,282)
                                                                   ------------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
   Net realized long-term gains on investments
      and foreign currency transactions ......................       (1,201,981)
                                                                   ------------
   TOTAL DISTRIBUTIONS TO PREFERRED STOCK
      SHAREHOLDERS ...........................................       (1,201,981)
                                                                   ------------
   NET DECREASE IN NET ASSETS ATTRIBUTABLE TO
      COMMON STOCK SHAREHOLDERS
      RESULTING FROM OPERATIONS ..............................     $(33,906,263)
                                                                   ============

                See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

     STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

                                                                                 SIX MONTHS ENDED
                                                                                   JUNE 30, 2002          YEAR ENDED
                                                                                    (UNAUDITED)        DECEMBER 31, 2001
                                                                                 -----------------     -----------------
OPERATIONS:
   Net investment loss ..........................................................  $    (39,340)        $    (300,849)
   Net realized gain/(loss) on investments and foreign currency transactions ....       128,208            (1,655,057)
   Net change in unrealized depreciation on investments and
      foreign currency transactions .............................................   (32,793,150)          (18,935,914)
                                                                                    -----------          ------------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................   (32,704,282)          (20,891,820)
                                                                                     ----------          ------------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
   Net realized long-term gains on investments and foreign currency transactions     (1,201,981)           (2,444,706)
                                                                                      ----------         ------------
   TOTAL DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS ..........................    (1,201,981)           (2,444,706)
                                                                                     ----------          ------------
   NET DECREASE IN NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS
   RESULTING FROM OPERATIONS ....................................................   (33,906,263)          (23,336,526)
                                                                                     ----------          ------------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
   Net investment income ........................................................            --               (83,073)
   Net realized short-term gain on investments and foreign currency transactions             --              (152,037)
   Net realized long-term gain on investments and foreign currency transactions .            --              (630,744)
                                                                                     ----------          ------------
   TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS .............................            --              (865,854)
                                                                                     ----------          ------------
FUND SHARE TRANSACTIONS:
   Shares repurchased by the Fund ...............................................      (196,722)             (152,030)
                                                                                     ----------          ------------
   NET DECREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS ......................      (196,722)             (152,030)
                                                                                     ----------          ------------
   NET DECREASE IN NET ASSETS ...................................................   (34,102,985)          (24,354,410)
NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS:
   Beginning of period ..........................................................   150,671,548           175,025,958
                                                                                    -----------          ------------
   End of period ................................................................  $116,568,563          $150,671,548
                                                                                   ============          ============

                See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION. The Gabelli Global Multimedia Trust Inc. ("Multimedia Trust") is a closed-end, non-diversified management investment company organized as a Maryland corporation on March 31, 1994 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term growth of capital with income as a secondary objective. The Multimedia Trust had no operations prior to November 15, 1994, other than the sale of 10,000 shares of common stock for $100,000 to The Gabelli Equity Trust Inc. (the "Equity Trust"). Investment operations commenced on November 15, 1994.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Multimedia Trust in the preparation of its financial statements.

      SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded in foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or markets. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price on that day. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

      REPURCHASE AGREEMENTS. The Multimedia Trust may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Multimedia Trust takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Multimedia Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Multimedia Trust's holding period. The Multimedia Trust will always receive and maintain securities as collateral whose market value, including accrued interest, will be at

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

least equal to 100% of the dollar amount invested by the Multimedia Trust in each agreement. The Multimedia Trust will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Multimedia Trust may be delayed or limited.

      SECURITIES SOLD SHORT. A short sale involves selling a security which the Multimedia Trust does not own. The proceeds received for short sales are recorded as liabilities and the Multimedia Trust records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Multimedia Trust records a realized gain or loss when the short position is closed out. By entering into a short sale, the Multimedia Trust bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Multimedia Trust on the ex-dividend date and interest expense is recorded on the accrual basis.

      FORWARD FOREIGN EXCHANGE CONTRACTS. The Multimedia Trust may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Multimedia Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Multimedia Trust's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Multimedia Trust could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

      FOREIGN CURRENCY TRANSLATION. The books and records of the Multimedia Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Multimedia Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders of the Multimedia Trust's 7.92% Cumulative Preferred Stock ("Cumulative Preferred Stock") are accrued on a daily basis and are determined as described in Note 5. Income distributions and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States.

      For the fiscal year ended December 31, 2001, the tax character of distributions paid does not materially differ from accounting principles generally accepted in the United States.

      PROVISION FOR INCOME TAXES. The Multimedia Trust intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Multimedia Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Multimedia Trust will pay the Adviser on the first business day of each month a fee for the previous month equal on an annual basis to 1.00% of the value of the Multimedia Trust's average weekly net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Multimedia Trust's portfolio and oversees the administration of all aspects of the Multimedia Trust's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the net asset value of the common shares of the Multimedia Trust, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate of the Cumulative Preferred Stock. For the six months ended June 30, 2002, the Multimedia Trust's total return on the net asset value of the common shares did not exceed the stated dividend rate of the Cumulative Preferred Stock. Thus, such management fees were not earned on the incremental assets.

      During the six months ended June 30, 2002, Gabelli & Company, Inc. and its affiliates received $103,084 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Multimedia Trust.

4.  PORTFOLIO  SECURITIES.   Cost  of  purchases  and  proceeds  from  sales  of
securities, other than short-term securities, for the six months ended June 30, 2002 aggregated $17,056,300 and $10,154,766, respectively.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

5. CAPITAL. The Articles of Incorporation, dated March 31, 1994, permit the Multimedia Trust to issue 200,000,000 shares of common stock (par value $0.001). The Board of Directors of the Multimedia Trust has authorized the repurchase of up to 1,000,000 shares of the Multimedia Trust's outstanding common stock. During the six months ended June 30, 2002, the Multimedia Trust repurchased 22,100 shares of its common stock in the open market at a cost of $196,722 and an average discount of approximately 11.34% from its net asset value. During the year ended December 31, 2001, the Multimedia Trust repurchased 24,200 shares of its common stock in the open market at a cost of $152,030 and an average discount of approximately 12.76% from its net asset value. All shares of common stock repurchased have been retired.

      Transactions in capital stock were as follows:

                                                                  SIX MONTHS ENDED                   YEAR ENDED
                                                                    JUNE 30, 2002                 DECEMBER 31, 2001
                                                              -----------------------          ----------------------
                                                               Shares        Amount             Shares        Amount
                                                              --------     ----------          --------    ----------
Net decrease from repurchase of common shares ..............  (22,100)     $(196,722)          (24,200)     (152,030)
                                                              --------     ----------          --------    ----------
Net decrease ...............................................  (22,100)     $(196,722)          (24,200)    $(152,030)
                                                              ========     ==========          ========    ==========

      The Multimedia Trust's Articles of Incorporation authorize the issuance of up to 2,000,000 shares of $0.001 par value Cumulative Preferred Stock. The Cumulative Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to Common Shareholders. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Multimedia Trust is required to meet certain asset coverage tests as required by the 1940 Act and by the shares' Articles Supplementary with respect to the Cumulative Preferred Stock. If the Multimedia Trust fails to meet these requirements and does not correct such failure, the Multimedia Trust may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Multimedia Trust's ability to pay dividends to Common Shareholders and could lead to sales of portfolio securities at inopportune times. Commencing June 1, 2002 and thereafter, the Multimedia Trust, at its option, may redeem the Cumulative Preferred Stock in whole or in part at the redemption price. At June 30, 2002, 1,234,700 shares of the Cumulative Preferred Stock were outstanding at the fixed dividend rate of
7.92 percent per share and accrued dividends amounted to $20,373. The income received on the Multimedia Trust's assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders.

      The holders of Cumulative Preferred Stock have voting rights equivalent to those of the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. In addition, the 1940 Act requires that along with approval of a majority of the holders of common stock, approval of a majority of the holders of any outstanding shares of Cumulative Preferred Stock, voting separately as a class, would be required to
(a) adopt any plan of reorganization that would adversely affect the Cumulative Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Multimedia Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

6. INDUSTRY CONCENTRATION. Because the Multimedia Trust primarily invests in common stocks and other securities of foreign and domestic companies in the telecommunications, media, publishing and entertainment industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. SUBSEQUENT EVENT. Effective August 1, 2002, the Multimedia Trust modified its non-fundamental investment policy to increase, from 65% to 80%, the portion of its assets that it will invest, under normal market conditions, in common stock and other securities, including convertible securities, preferred stock, options and warrants of companies in the telecommunications, media, publishing and entertainment industries (the "80% Policy").

      The 80% Policy may be changed without shareholder approval. However, the Multimedia Trust has adopted a policy to provide shareholders with at least 60 days' notice of the implementation of any change in the 80% Policy.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A MULTIMEDIA TRUST COMMON
SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
OPERATING PERFORMANCE:                              SIX MONTHS ENDED                     YEAR ENDED DECEMBER 31,
                                                      JUNE 30, 2002  ----------------------------------------------------------
                                                       (UNAUDITED)      2001        2000          1999       1998       1997
                                                        ---------    ---------     ---------   ---------   ---------   --------
   Net asset value, beginning of period .............   $   10.52    $   12.21     $   19.90   $   12.20   $   9.91    $   8.10
                                                        ---------    ---------     ---------   ---------   --------    --------
   Net investment income (loss) .....................       (0.00)       (0.02)         0.21       (0.05)     (0.03)       0.01
   Net realized and unrealized gain (loss)
     on investments .................................       (2.28)       (1.44)        (4.74)      11.54       3.33        2.85
                                                        ---------    ---------     ---------   ---------   --------    --------
   Total from investment operations .................       (2.28)       (1.46)        (4.53)      11.49       3.30        2.86
                                                        ---------    ---------     ---------   ---------   --------    --------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
   Net investment income. ...........................          --           --         (0.02)         --         --       (0.00)(a)
   Net realized gain on investments .................       (0.08)       (0.17)        (0.18)      (0.23)     (0.23)      (0.13)
                                                        ---------    ---------     ---------   ---------   --------    --------
   Total distributions to preferred stock shareholders      (0.08)       (0.17)        (0.20)      (0.23)     (0.23)      (0.13)
                                                        ---------    ---------     ---------   ---------   --------    --------
   NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE
     TO COMMON STOCK SHAREHOLDERS RESULTING FROM
     OPERATIONS .....................................       (2.36)       (1.63)        (4.73)      11.26       3.07        2.73
                                                        ---------    ---------     ---------   ---------   --------    --------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
   Net investment income ............................          --         0.00(a)      (0.16)         --         --       (0.01)
   Net realized gain on investments .................          --        (0.06)        (1.41)      (3.62)     (0.80)      (0.84)
   In excess of net investment income and/or net
     realized gain on investments ...................          --           --            --          --          --      (0.00)(a)
                                                        ---------    ---------     ---------   ---------   ---------   --------
   Total distributions to common stock shareholders .          --        (0.06)        (1.57)      (3.62)     (0.80)      (0.85)
                                                        ---------    ---------     ---------   ---------   --------    --------
CAPITAL SHARE TRANSACTIONS:
   Increase (decrease) in net asset value from
     common stock share transactions ................          --          --          (1.35)       0.05       0.02        0.06
   Offering expenses charged to capital surplus .....          --          --          (0.04)       0.01         --       (0.13)
                                                        ---------    ---------     ---------   ---------   --------    --------
   Total capital share transactions .................          --         0.00         (1.39)       0.06       0.02       (0.07)
                                                        ---------    ---------     ---------   ---------   --------    --------
   NET ASSET VALUE ATTRIBUTABLE TO COMMON STOCK
   SHAREHOLDERS, END OF PERIOD ......................   $    8.16    $   10.52     $   12.21   $   19.90   $  12.20    $   9.91
                                                        =========    =========     =========   =========   ========    ========
   Net asset value total return* ....................       (33.6)%      (13.3)%      (24.9)%       96.6%      33.0%      34.4%
                                                        =========    =========     =========   =========   ========    ========
   Market value, end of period ......................   $    7.00    $    9.01     $   10.31   $   18.75   $  10.94    $   8.75
                                                        =========    =========     =========   =========   ========    ========
   Total investment return** ........................       (33.1)%     (12.1)%       (35.0)%      106.6%      35.1%       39.6%
                                                        =========    =========     =========   =========   ========    ========
---------------------------------------

(a)  Amount represents less than $0.005 per share.
(b)  Based on weekly prices.
* Based on net asset value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder. Total return for the period of less than one year is not annualized.
** Based on market value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder. Total return for the period of less than one year is not annualized.

                See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A MULTIMEDIA TRUST COMMON
SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
OPERATING PERFORMANCE:                               SIX MONTHS ENDED                    YEAR ENDED DECEMBER 31,
                                                       JUNE 30, 2002 ----------------------------------------------------------
                                                       (UNAUDITED)      2001        2000          1999       1998       1997
                                                        ---------    ---------     ---------   ---------   ---------   --------
RATIOS AND SUPPLEMENTAL DATA:
   Net assets including liquidation value of preferred
     shares, end of period (in 000's) ..................  $147,436    $ 181,539     $205,893    $246,488   $163,742    $140,416
   Net assets attributable to common shares, end of
     period (in 000's) .................................  $116,568    $ 150,672     $175,026    $215,238   $132,492    $109,166
   Ratio of net investment income (loss) to average
     net assets attributable to common shares ..........     (0.06)%      (0.18)%       1.36%      (0.30)%    (0.32)%      0.07%
   Ratio of operating expenses to average net assets
     attributable to common shares .....................      1.60%        1.34%        1.46%       1.56%      2.53%       2.09%
   Ratio of operating expenses to average total net assets
     including liquidation value of preferred shares ...      1.31%        1.13%        1.27%       1.32%      2.01%       1.77%
   Portfolio turnover rate .............................       6.5%        25.4%        29.8%       43.2%      44.6%       96.1%
CUMULATIVE PREFERRED STOCK:
   Liquidation value, end of period (in 000's) .........  $ 30,868    $  30,868     $ 30,868    $ 31,250   $ 31,250     $31,250
   Total shares outstanding (in 000's) .................     1,235        1,235        1,235       1,250      1,250       1,250
   Liquidation preference per share ....................  $  25.00    $   25.00     $  25.00    $  25.00   $  25.00    $  25.00
   Average market value (b) ............................  $  25.87    $   25.50     $  23.54    $  25.13   $  25.96    $  25.59
   Asset coverage                                              478%         588%         667%        789%       524%        443%
   Asset coverage per share ............................  $ 119.40    $  147.03     $ 166.76    $ 197.19   $ 112.97    $ 112.33
---------------------------------------

(a)  Amount represents less than $0.005 per share.
(b)  Based on weekly prices.
* Based on net asset value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder. Total return for the period of less than one year is not annualized.
** Based on market value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder. Total return for the period of less than one year is not annualized.

                See accompanying notes to financial statements.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

      It is the policy of The Gabelli Global Multimedia Trust Inc. ("Multimedia Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Multimedia Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Multimedia Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Multimedia Trust. Plan participants may send their stock certificates to EquiServe Trust Company ("EquiServe") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                    The Gabelli Global Multimedia Trust Inc.
                                  c/o EquiServe
                                 P.O. Box 43011
                            Providence, RI 02940-3011

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact EquiServe at 1 (800) 336-6983.

      SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at EquiServe must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at such participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Multimedia Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Multimedia Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Multimedia Trust valued at market price. If the Multimedia Trust should declare a dividend or capital gains distribution payable only in cash, EquiServe will buy Common Stock in the open market, or on the NYSE or elsewhere, for the participants' accounts, except that EquiServe will endeavor to terminate purchases in the open market and cause the Multimedia Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

      The Multimedia Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by EquiServe on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Multimedia Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name and participate in the Dividend Reinvestment Plan.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to EquiServe for investments in the Multimedia Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. EquiServe will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. EquiServe will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to EquiServe, P.O. Box 43011, Providence, RI 02940-3011 such that EquiServe receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by EquiServe at least 48 hours before such payment is to be invested.

      For  more  information   regarding  the  Dividend  Reinvestment  Plan  and
Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Multimedia Trust.

                             DIRECTORS AND OFFICERS

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN AND CHIEF INVESTMENT OFFICER,
  GABELLI ASSET MANAGEMENT INC.

Dr. Thomas E. Bratter
  PRESIDENT, JOHN DEWEY ACADEMY

Anthony J. Colavita
  ATTORNEY-AT-LAW,
  ANTHONY J. COLAVITA, P.C.

James P. Conn
  FORMER MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER,
  FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Frank J. Fahrenkopf, Jr.
  PRESIDENT AND CHIEF EXECUTIVE OFFICER,
  AMERICAN GAMING ASSOCIATION

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT
  PROFESSOR EMERITUS, PACE UNIVERSITY

Werner J. Roeder, MD
  VICE PRESIDENT/MEDICAL AFFAIRS
  LAWRENCE HOSPITAL CENTER

Salvatore J. Zizza
  CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.

OFFICERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

Peter W. Latartara
  VICE PRESIDENT

James E. McKee
  SECRETARY

INVESTMENT ADVISER

Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1422

CUSTODIAN, TRANSFER AGENT AND REGISTRAR

EquiServe Trust Company

COUNSEL

Willkie Farr & Gallagher

STOCK EXCHANGE LISTING

                           COMMON    7.92% PREFERRED
                           ------    ---------------
NYSE-Symbol:                 GGT         GGT Pr
Shares Outstanding:      14,293,553     1,234,700

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Specialized Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
For general information about the Gabelli Funds, call 1-800-GABELLI (1-800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: HTTP://WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Multimedia Trust may from time to time purchase shares of its common stock in the open market when the Multimedia Trust shares are trading at a discount of 10% or more from the net asset value of the shares. The Multimedia Trust may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
ONE CORPORATE CENTER
RYE, NY  10580-1422
(914) 921-5070
HTTP://WWW.GABELLI.COM

                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2002

                                                                     GBFMT 06/02